Exhibit 10.2

Amended and Restated Sections of AMERISAFE, Inc. Bylaws, Effective February 26, 2008

Section 7.1 Certificates: The Corporation shall deliver certificates representing shares to which shareholders are entitled, or shares may be uncertificated shares. Unless otherwise provided by the Articles of Incorporation or these Bylaws, the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of shares of the Corporation shall be uncertificated. In accordance with Chapter 8 of the Texas Business and Commerce Code or any successor provision, the Corporation shall, after the issuance or transfer of uncertificated shares, send to the registered owner of uncertificated shares a written notice containing the information required to be set forth or stated on such certificates pursuant to the Texas Business Corporation Act. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical. Each certificate representing shares of stock of the Corporation shall be in such form as shall be approved by the Board of Directors. The certificates shall be signed by the Chairman of the Board, the Chief Executive Officer, the President, or a Vice President, and also by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be a facsimile and each such certificate may be sealed with the seal of the Corporation or a facsimile thereof. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder’s name and the number of shares.

Section 7.2 Lost, Stolen, or Destroyed Certificates: In place of any certificate or certificates representing shares of stock theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares of stock that was or were lost or destroyed, the Board of Directors may (a) direct a new certificate or certificates to be issued or (b) if the Board of Directors has provided by resolution or resolutions that the applicable stock shall be uncertificated, direct uncertificated shares to be issued. When authorizing such issuance of shares, the Board of Directors may in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim or expense resulting from a claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

7.3 Transfer of Shares: Shares of stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by their duly authorized attorneys or legal representatives and upon the surrender of the certificate therefore, properly endorsed for transfer or accompanied by proper evidence of succession, assignment, or authority to transfer; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by their duly authorized attorneys or legal representatives and compliance with appropriate procedures for transferring shares in uncertificated form. With respect to certificated shares of stock, every certificate exchanged, returned, or surrendered to the Corporation shall be cancelled. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.